UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2006

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

            Delaware                  1-11781                  31-0676346
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(State or other jurisdiction of     (Commission              (IRS Employer
 incorporation or organization)     File Number)           Identification No.)


7777 Washington Village Drive, Dayton, Ohio                         45459
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(Address of principal executive offices)                          (Zip code)

                                  937-428-6360
                                  ------------
               (Registrant's telephone number including area code)

                                 Not applicable
                                 --------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.05  Amendments to the Registrant's Code of Ethics, or Waiver of a
Provision of the Code of Ethics.

On December 18, 2006, as part of a general updating of several of its corporate policies, the Board of Directors of Dayton Superior Corporation (the "Company") adopted a new Code of Business Conduct and Ethics which applies to all of the Company's directors, officers and employees (including its principal executive officer, principal financial officer and principal accounting officer) and replaces the Company's Code of Ethics for Senior Financial Officers previously in effect. A copy of the new Code of Business Conduct and Ethics is attached as
Exhibit 14 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits. The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

       14  Code of Business Conduct and Ethics adopted on December 18, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DAYTON SUPERIOR CORPORATION


Date: December 21, 2006                By: /s/ Edward J. Puisis
                                           -------------------------------------
                                           Edward J. Puisis
                                           Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit 14         Code of Business Conduct and Ethics adopted on December 18,
                   2006